UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2024

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Spark I Acquisition Corporation (“SPKL”) has signed a non-binding letter-of-intent (“LOI”) for a business combination with Kneron Holding Corporation (“Kneron”), a leading provider of full stack edge artificial intelligence (“AI”) solutions based in San Diego, California. SPKL has also signed a non-binding letter-of-intent for a business combination with a company is in the hospitality software as a service/platform as a service space, though SPKL intends to prioritize its negotiations with Kneron.

Under the terms of the LOI, SPKL and Kneron would become a combined entity, with Kneron’s existing equity holders rolling 100% of their equity into the combined public company. SPKL expects to announce additional details regarding the proposed business combination upon the execution of a definitive business combination agreement.

Completion of a business combination with Kneron is subject to, among other matters, SPKL’s due diligence review and investigation of Kneron, the negotiation of a definitive agreement providing for the transaction, approval of the transaction by the board and shareholders of both SPKL and Kneron, and satisfaction of the conditions in the definitive agreement. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

About Spark I Acquisition Corporation

Spark I Acquisition Corporation (Nasdaq: SPKL) is a blank check company organized as a Cayman Islands exempted company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

About Kneron Holding Corporation

Established in 2015, Kneron is a leading provider of full stack edge AI solutions based in San Diego, California. Kneron is dedicated to the development of integrated edge AI hardware and software solutions for vehicle, security, and broader AI of things use cases. Kneron’s mission is to empower the proliferation of accessible, low-latency, and secure AI applications by creating networks of independently intelligent devices as enabled through full stack Kneron solutions.

Additional Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, SPKL intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 or Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to SPKL’s shareholders as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306.

This report may be deemed to be offering or solicitation material in respect of the proposed transaction, which will be submitted to the shareholders of SPKL for their consideration. SPKL urges investors, shareholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed transaction, because these documents will contain important information about SPKL, Kneron and the proposed transaction.

Participants in the Solicitation

SPKL and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described herein under the rules of the SEC. Information about the directors and executive officers of SPKL and a description of their interests in SPKL and the proposed transaction are set forth in SPKL’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 3, 2024 (the “Annual Report”) and the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this report are “forward looking statements”. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside SPKL’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of SPKL to enter into a definitive agreement with respect to an initial business combination with Kneron or any other party within the time provided in SPKL’s amended and restated memorandum and articles of association; performance of Kneron’s business; the risk that the approval of the shareholders of SPKL for the proposed transaction is not obtained; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction; the amount of redemption requests made by SPKL’s shareholders and the amount of funds remaining in SPKL’s trust account after satisfaction of such requests; SPKL’s and Kneron’s ability to satisfy the conditions to closing the proposed transaction; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of SPKL filed, or to be filed, with the SEC. SPKL does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

	By:	/s/ James Rhee
		Name:	James Rhee
		Title:	Chairman and Chief Executive Officer

Dated: October 21, 2024